UNITED STATES SECURITIES AND EXCHANGE
COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): September 28, 2010 (September 22, 2010)

American Defense Systems, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33888	83-0357690
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

230 DUFFY AVENUE
HICKSVILLE, NY  11801
(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code:  (516) 390-5300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Effective September 22, 2010, a holder (“Series A Holder”) of the Series A Convertible Preferred Stock (the “Series A Preferred”) of American Defense Systems, Inc. (the “Company”), which holds 93.5% of the Series A Preferred, by written consent, elected Adam Firestone as a member of the Board of Directors of the Company (the “Board”).  The Series A Holders have the right to elect two directors pursuant to the terms of the Company’s Third Amended and Restated Certificate of Incorporation, as amended.

Adam Firestone, 48, currently serves as Chief Executive Officer of Grundoon LLC, a company engaged in diverse industries including real estate, oil and beverages, for which he has served as Chief Executive Officer since 1994.  He is also a co-founder of Firestone Walker LLC, a beer manufacturer, and serves as the Chairman of the Board of Farm Credit West of Roseville, California, a Farm Credit association.  Mr. Firestone is a member of the California, District of Columbia and Hawaii bars and a member of the National Association of Corporate Directors.  Mr. Firestone received his B.A. from Middlebury College and J.D. from Pepperdine University.  He is a cabinet member of the Marine Corps Scholarship Foundation.

Mr. Firestone is not, as of the date hereof, a member of any committee of the Board and does not receive any compensation from the Company.  The Company does not have any transaction, since the beginning of 2008, or any currently proposed transaction, in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which Mr. Firestone had or will have a direct or indirect material interest.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Reference is made to the disclosure set forth under Item 5.02 of this Current Report on Form 8-K with respect to the election of Mr. Firestone as a member of the Board, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit
Number	Description

99.1	Press Release by American Defense Systems, Inc., dated September 28, 2010*

_________________
*
This information is not deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and is not incorporated by reference into any registration statements under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 28, 2010

AMERICAN DEFENSE SYSTEMS, INC.

	By:	/s/ Gary Sidorsky
Gary Sidorsky, Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release by American Defense Systems, Inc., dated September 28, 2010*

_________________
*
This information is not deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and is not incorporated by reference into any registration statements under the Securities Act of 1933, as amended.